EARTH SOURCE ENERGY INC.
                                      -and-
                            PACIFIC GEO EXCHANGE INC.
                                      -and-
                              MUELLER FAMILY TRUST
                                      -and-
                                JADE EAGLE TRUST
                                      -and-
                             ARIES DEVELOPMENTS LTD.
                                      -and-
                                  LYNN MUELLER
                                      -and
                                  MARK MCCOOEY
                                      -and-
                                   PAUL CALLON
                                      -and-
                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.



                                 ADDENDUM TO THE
                            SHARE PURCHASE AGREEMENT

                    ADDENDUM TO THE SHARE PURCHASE AGREEMENT

THIS ADDENDUM TO THE SHARE PURCHASE AGREEMENT made as of the 8th day of February, 2006,

BETWEEN:

         Earth Source Energy Inc., a corporation existing under the laws of the Province of British Columbia (hereinafter called "ESE")
                                      -and-
         Pacific Geo Exchange Inc., a corporation existing under the laws of the Province of British Columbia (hereinafter called "PacGeo")
                                      -and-
         Lynn Mueller of the Province of British Columbia (hereinafter called "Lynn")
                                      -and-
         Lynn Mueller, sole trustee of the Mueller Family Trust, a trust settled and constituted under the laws of the Province of British Columbia (hereinafter called the "Mueller Trust")
                                      -and-
         Mark McCooey of the Province of British Columbia (hereinafter called "Mark")
                                      -and-
         Mark McCooey, sole trustee of the Jade Eagle Trust, a trust settled and constituted under the laws of the Province of British Columbia (hereinafter called the "Jade Eagle Trust")
                                      -and-
         Aries Developments Ltd., a corporation existing under the laws of the Province of British Columbia (hereinafter called "Aries")
                                      -and-
         Paul Callon of the Province of British Columbia (hereinafter called "Callon")
                                      -and-
         (Mueller Trust, Jade Eagle Trust, and Aries hereinafter individually referred to as a or the "Vendor" and collectively referred to as the "Vendors")
                                      -and-
         (Lynn, and Mark (hereinafter individually referred to as the "Principal" and collectively referred to as the "Principals")

                                      -and-

         Essential Innovations Technology Corp., a corporation existing under the laws of the State of Nevada (hereinafter called the "Purchaser")

WHEREAS:

1. PacGeo is the owner, of record and beneficially, of 100 Class A shares without par value and 100 Class C shares without par value of ESE;

2. In aggregate the Vendors and Principals are the owners, of record and beneficially, of 1,000,001 Common shares without par value and 1,000 Class B Preferred shares without par value in the capital of PacGeo and as a consequence of the foregoing, the Vendors and Principals are the direct owners, of record and beneficially, of all of the issued and outstanding shares of all classes in the capital of PacGeo;

3. The Vendors, the Principals and Callon have agreed to sell and the Purchaser has agreed to purchase all of the issued and outstanding shares of PacGeo and the Shareholder's Loan (as hereinafter described) upon the terms and conditions hereinafter set out;

4. The Mueller Family Trust, Jade Eagle Trust and Principals have agreed to jointly and severally guarantee the obligations of the Vendors;

5. The Vendors, the Principals, Callon and the Purchaser entered into the Share Purchase Agreement dated February 8, 2006;

6. The Vendors, the Principals, Callon and the Purchaser wish to amend that Share Purchase Agreement as set out below; and

7.       All the definitions are the same as in the Share Purchase Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1.       Transfer of Titles of Assets

         The Vendors, Principals and Callon shall cause such documents to be executed so that Mark or Icon Agency Ltd., as the case may be, shall transfer title of a 2002 Ford F150 S/C Laria purchased by Icon Agency Ltd. under an instalment contract, Ford F 250 Flat deck truck for pipe delivery; 2001 Custom Coach Travel Trailer for crew accommodations, which owned jointly by PacGeo and Mark as described in Schedule 3.1(u), which is attached to the Share Purchase Agreement dated February 8, 2006 to the Purchaser free and clear of all charges and encumbrances to the Purchaser on the Closing Day.

2.       Share Purchase

         The balance of the share Purchase agreement shall remain in full force and effect.

3.       Closing

         The closing of the transactions contemplated herein shall take place at the Time of Closing, on the Closing Date, at the offices of the Vendors Solicitors or at such other place as may be agreed to in writing by the parties hereto.

4.       Interpretation

         All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed and agreeing with the required word and/or pronoun. The division of this Agreement into articles, sections, subsections and schedules and the provision of a table of contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

5.       Rules of Construction

         The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

6.       Expenses

         Save and except as otherwise provided herein, each party shall be responsible for its own legal, accounting and other expenses incurred in connection with the purchase and sale of the Purchased Shares and Shareholder's Loan, the completion of the transactions contemplated herein and any post-closing matters in connection with the transactions contemplated herein.

7.       Time of the Essence

         Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

8.       Entire Agreement

         This Agreement, the Schedules hereto and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties (or among their respective counsel) with respect to the subject mater hereof including, without limitation, provided, however, that any confidentiality agreements, or confidentiality provisions contained in any agreements, executed between any of the parties hereto in connection with the transactions contemplated herein shall continue in full force and effect until the Time of Closing and shall survive any termination of this Agreement.

9.       Amendment

         This Agreement shall not be amended except in writing signed by all of the parties hereto, and any amendment hereof shall be null and void and shall not be binding upon any party which has not given its consent as aforesaid.

10.      Assignment

         No party hereto may assign this Agreement or any part hereof without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. The Vendors and Principals hereby acknowledge, confirm and consent to the Purchaser assigning this Agreement to any financial institutions as security for any credit facility by such institutions to the Purchaser or any Affiliate of the Purchaser; provided that: (i) save as set forth below such financial institutions shall in no way be liable for any of the liabilities or the obligations of the Purchaser hereunder and (ii) the Purchaser shall remain liable to the Vendors and Principals for their liabilities and obligations hereunder in the event of such assignment or to a subsidiary of the Purchaser. In connection with such assignment, the Vendors and Principals shall execute such assurances, instruments and consents as may be reasonably requested to confirm such assignment and such financial institution shall be entitled to enforce this Agreement directly against the Vendors and Principals. Notwithstanding anything else contained herein, in the event that any claim is made against the Vendors by any financial institution to which this Agreement has been assigned, the Vendors and Principals shall be entitled to avail themselves of any rights or entitlement they would have had if such claim had been brought by the Purchaser.

11.      Counterparts

         This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

12.      Severability

         In the event that any of the representations, warranties or covenants or any portion of them contained in this Agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or the validity of the remaining terms or portions thereof of this Agreement, and such unenforceable or invalid representation, warranty or covenant or portion thereof shall be severable from the remainder of this Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

SIGNED, SEALED AND DELIVERED by
MARK MCCOOEY in the presence of:       )

 /s/                                   )   /s/ Mark McCooey
------------------------------------   )  ---------------------------------
Witness                                )  MARK MCCOOEY
                                       )
SIGNED, SEALED AND DELIVERED by        )
LYNN MUELLER in the presence of:       )

 /s/                                   )   /s/ Lynn Mueller
------------------------------------   )  ---------------------------------
Witness                                )  LYNN MUELLER
                                       )
SIGNED, SEALED AND DELIVERED by        )
JADE EAGLE TRUST in the presence of:   )

 /s/                                   )   /s/ Mark McCooey
------------------------------------   )  ---------------------------------
Witness                                )  JADE EAGLE TRUST
                                       )
SIGNED, SEALED AND DELIVERED by        )
LYNN MUELLER in the presence of:       )

 /s/                                   )   /s/ Lynn Mueller
------------------------------------   )  ---------------------------------
Witness                                )  MUELLER FAMILY TRUST
                                       )
EXECUTED by ARIES DEVELOPMENT LTD.     )  ARIES DEVELOPMENT LTD.
in the presence of:                    )  Per:
                                       )
 /s/                                   )   /s/ Paul Callon
------------------------------------   )  ---------------------------------
Witness                                )  Authorized Signatory

SIGNED, SEALED AND DELIVERED by        )
PAUL CALLON in the presence of:        )
                                       )
 /s/                                   )   /s/ Paul Callon
------------------------------------   )  ---------------------------------
Witness                                )  PAUL CALLON
                                       )
EXECUTED by EARTH SOURCE ENERGY CORP.  )  EARTH SOURCE ENERGY CORP.
in the presence of:                    )  Per:

 /s/                                   )   /s/ Mark McCooey
------------------------------------   )  ---------------------------------
Witness                                )  Authorized Signatory
                                       )
                                       )
EXECUTED by PACIFIC GEO EXCHANGE INC.  )  PACIFIC GEO EXCHANGE INC.
in the presence of:                    )  Per:
                                       )
 /s/                                   )   /s/ Lynn Mueller
------------------------------------   )  ---------------------------------
Witness                                )  Authorized Signatory
                                       )
EXECUTED by ESSENTIAL INNOVATIONS      )  ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
TECHNOLOGY CORP. in the presence of:   )  Per:
                                       )
 /s/                                   )   /s/ Jason McDiarmid
------------------------------------   )  --------------------------------
Witness                                )  Authorized Signatory